                                                                   Exhibit 4.1


                             RAINBOW RENTALS, INC.



                                     [LOGO]


                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO



                                 COMMON SHARES,
                               WITHOUT PAR VALUE


CUSIP   750857 10 4


This Certifies that




is the owner of


     Common Shares fully paid and non-assessable of RAINBOW RENTALS, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.


     This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the duly authorized officers of the Corporation.



---------------------------------            ---------------------------------
          SECRETARY                                         PRESIDENT



COUNTERSIGNED AND REGISTERED:

               NATIONAL CITY BANK

                         (TRANSFER AGENT AND REGISTRAR)


BY
                               AUTHORIZED SIGNATURE






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                             RAINBOW RENTALS, INC.


     As required by Ohio law, the Corporation will mail to the record holder of this certificate, without charge, within five (5) days after receipt of written request therefor addressed to the Secretary of the Corporation at its principal place of business, a copy of the express terms of the shares represented by this certificate and of all other classes and series of shares which the Corporation is authorized to issue.

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                     UNIF GIFT MIN ACT             Custodian
                                                                      -----------           ----------
TEN ENT -- as tenants by the entries                                   (Cust)               (Minor)
                                                                      Under Uniform Gifts to Minors Act
JT TEN  -- as joint tenants with right of                             Act
           survivorship and not as tenants                               -----------------------------
           in common                                                                (State)

     Additional abbreviations may also be used though not in the above list.



     FOR VALUE RECEIVED,                  HEREBY SELL, ASSIGN AND TRANSFER UNTO
                        ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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                                                     OF THE SHARES REPRESENTED
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BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

                                                     ATTORNEY TO TRANSFER THE
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SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF
SUBSTITUTION IN THE PREMISES.


DATED                19
     ---------------   ---




                           ----------------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.